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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 20, 1998
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               Date of Report (date of earliest event reported)


                        INTERNATIONAL NETWORK SERVICES
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            (Exact name of Registrant as specified in its charter)


          CALIFORNIA                     0-21131                 77-0289509
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                             1213 INNSBRUCK DRIVE
                          SUNNYVALE, CALIFORNIA 94089
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (408) 542-0100


                                      N/A
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         (Former name or former address, if changed since last report)




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Item 2.   Acquisition or Disposition of Assets
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     On November 20, 1998, International Network Services ("INS") completed its acquisition of VitalSigns Software, Inc. ("VitalSigns") pursuant to the terms of the Agreement and Plan of Reorganization, as amended and restated as of October 30, 1998, among INS, VitalSigns and Valiant Acquisition Corp., a wholly-owned subsidiary of INS ("Merger Sub"). Pursuant to the terms of the Reorganization Agreement, Merger Sub merged with and into VitalSigns and VitalSigns became a wholly-owned subsidiary of INS. In addition, each issued and outstanding share of VitalSigns common stock was converted into the right to receive 0.3160826 shares of INS Common Stock and each outstanding option to acquire VitalSigns common stock was assumed by INS and became an equivalent option with respect to INS common stock, on the same terms as the original option, adjusted to reflect the Exchange Ratio. INS issued approximately 3.955 million shares of INS common stock in the merger and assumed options that can be exercised for approximately 280,000 shares of INS common stock.

     The Exchange Ratio was determined through negotiations between the managements of INS and VitalSigns, and was approved by their respective boards of directors on October 9, 1998. VitalSigns stockholders approved the Merger on or about November 18, 1998.

Item 7.   Financial Statements and Exhibits
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          (a)  Financial Statements

                  Not Applicable

          (b)  Pro Forma Financial Information

                  Not Applicable

          (c)  Exhibits

          2.1 Agreement and Plan of Reorganization, as amended and restated as of October 30, 1998, among International Network Services, VitalSigns Software, Inc. and Valiant Acquisition Corp.
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 1998    INTERNATIONAL NETWORK SERVICES


                             /s/ Kevin J. Laughlin
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                             Kevin J. Laughlin
                             Vice President, Finance and Chief Financial Officer
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                        INTERNATIONAL NETWORK SERVICES

                           EXHIBIT INDEX TO FORM 8-K
                            Dated November 20, 1998


Exhibit

2.1 Agreement and Plan of Reorganization, as amended and restated as of October 30, 1998, among International Network Services, VitalSigns Software, Inc. and Valiant Acquisition Corp.